UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss. 240.14a-12

Northfield Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V69620-P24729-Z89266-Z89267  NORTHFIELD BANCORP, INC.  2025 Annual Meeting  Vote by May 27, 2025 11:59 PM ET. For shares held in a Plan, vote by May 21, 2025 11:59 PM ET.  You invested in NORTHFIELD BANCORP, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on May 28, 2025.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by  requesting prior to May 14, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 28, 2025  10:00 a.m. Eastern Time  Virtually at: www.virtualshareholdermeeting.com/NFBK2025  NORTHFIELD BANCORP, INC. C/O BROADRIDGE  P.O. BOX 1342  BRENTWOOD, NY 11717

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. Election of Directors for the term shown  For  Nominees:  Gil Chapman - three-year term  Steven M. Klein - three-year term  Frank P. Patafio - three-year term  Paul V. Stahlin - one-year term  2. An advisory, non-binding resolution, to approve the executive compensation described in the Proxy Statement;  For  3. An advisory, non-binding proposal with respect to the frequency that stockholders will vote on our executive compensation;  1 Year  4. The ratification of the appointment of Crowe LLP as independent registered public accounting firm for the year ending December 31, 2025; and  For  such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends  V69621-P24729-Z89266-Z89267